SCHEDULE 14A INFORMATION

Proxy  Statement  Pursuant to Section  14(a) of the  Securities  Exchange Act of
1934.
                                (Amendment No. )

Filed by the  Registrant[x]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------
                      HERITAGE U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title  of each  class  of  securities  to  which  transaction  applies:
     ---------------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
     ---------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1):
     ---------------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
     ---------------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     ---------------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
     ---------------------------------------------------------------------------
     3)  Filing Party:
     ---------------------------------------------------------------------------
     4)  Date Filed:
     ---------------------------------------------------------------------------

   PRELIMINARY COPY -- TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                      HERITAGE U.S. GOVERNMENT INCOME FUND

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 28, 1997

TO THE SHAREHOLDERS:

         The annual meeting of the holders of shares of beneficial interest of Heritage U.S. Government Income Fund (the "Fund") will be on February 28, 1997 at 8:30 a.m. Eastern standard time, or any adjournment(s) thereof, at 100 Carillon Parkway, Suite 280, St. Petersburg, FL 33716, for the following purposes:

         (1) To elect two (2) trustees to serve terms as described herein, until their successors are elected and qualified;

         (2) To ratify the selection of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending October 31, 1997; and

         (3) To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

         You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on January 7, 1997. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                              By Order of the Board of Trustees,

                                              CLIFFORD J. ALEXANDER
                                              SECRETARY

January 14, 1997
880 Carillon Parkway
St. Petersburg, Florida  33716
--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

         Please indicate your voting instructions on the enclosed proxy form, date and sign the form, and return the form in the envelope provided. If you sign, date and return the proxy form but give no voting instructions, your shares will be voted "FOR" the proposals noticed above. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.
--------------------------------------------------------------------------------

                      HERITAGE U.S. GOVERNMENT INCOME FUND
                              880 Carillon Parkway
                          St. Petersburg, Florida 33716

                               ------------------
                                 PROXY STATEMENT
         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 28, 1997
                               ------------------

                                  INTRODUCTION

         This is a proxy statement with respect to Heritage U.S. Government Income Fund (the "Fund"), in connection with the solicitation of proxies made by, and on behalf of, the Fund's Board of Trustees, to be used at the Fund's annual meeting of shareholders or any adjournment(s) thereof ("Meeting"). This proxy statement first will be mailed to shareholders on or about January 14, 1997.

         A majority of the shares of beneficial interest of the Fund ("Shares") outstanding on January 7, 1997 ("Record Date") represented in person or by proxy, must be present to constitute a quorum for the transaction of business at the Meeting. Only holders of Shares as of this date are entitled to notice of and to vote at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting but votes sufficient to approve any one of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals described in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the proposal when the required vote is a percentage of the Shares present. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

         The individuals named as proxies in the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your Shares will be voted in favor of the proposals described in this proxy statement. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. Your proxy card may be revoked by giving another proxy, by letter or telegram revoking your proxy if received by the Fund prior to the Meeting, or by appearing and voting at the Meeting. Pursuant to Massachusetts law, shareholders of the Fund will not be entitled to any rights of appraisal with respect to the matters described in this Proxy Statement.

         As of the Record Date, the Fund had _________ Shares outstanding and _____________ held of record or owned beneficially more than 5% of the issued and outstanding Shares of the Fund. All costs associated with the Meeting, including the solicitation of proxies, will be borne by the Fund. Solicitations will be made primarily by mail but also may include telephone communications by regular employees of Heritage Asset Management, Inc. ("Heritage"), who will not receive any compensation therefor from the Fund. Each full Share is entitled to one vote, and each fractional Share is entitled to a proportionate share of one vote. YOU MAY OBTAIN A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS, FREE OF CHARGE, BY WRITING TO HERITAGE AT 880 CARILLON PARKWAY, ST. PETERSBURG, FLORIDA 33716 OR BY CALLING 1-800-421-4184.


                        PROPOSAL 1. ELECTION OF TRUSTEES

         Pursuant to the provisions of the Fund's Declaration of Trust, the Trustees have determined that the number of Trustees is fixed at seven. The Declaration of Trust requires that the Trustees be elected by Class, with each Class serving for three years after completion of an initial term. The Fund currently has three classes of Trustees. There are two Class I Trustees, two Class II Trustees and three Class III Trustees. Class I Trustees' terms will expire at the 1999 annual meeting of shareholders; Class II Trustees' terms will expire at the 1997 annual meeting of shareholders; and Class III Trustees' terms will expire at the 1998 annual meeting of shareholders.

         Proposal 1 relates to the election of Class II Trustees (the "Nominees"). The Nominees for Class II Trustees are listed below. These Nominees have served as Class II Trustees since the organization of the Fund in 1993. If elected, each Nominee will hold office for three years or until a successor is elected and qualified. Your proxy will be voted for the election of the Nominees unless you give contrary instructions in the form of proxy. Each Nominee has indicated his willingness to serve if elected. If either Nominee should withdraw or otherwise become unavailable for election due to unforeseen events, the proxies will vote for such other Nominee or Nominees as the Fund's management may recommend unless the Board reduces the number of trusteeships.


                                                                                     SHARES OF
                                                                                     BENEFICIAL
                                                            POSITION WITH          INTEREST OWNED
     NAME, AGE AND BUSINESS EXPERIENCE                         THE FUND            AS OF 11/30/96
     ---------------------------------                         --------            --------------
CLASS I:
(NOT NOMINATED FOR ELECTION AT THIS TIME)

DONALD W. BURTON (52)                                            Trustee                 ---
President of South  Atlantic  Capital  Corporation
(venture capital) since 1981.

DAVID M. PHILLIPS (57)                                           Trustee                 ---
Chairman  and  Chief  Executive   Officer  of  CCC
Information  Services,  Inc.  since  1994  and  of
InfoVest Corporation  (information services to the
insurance   and  auto   industries   and  consumer
households) since 1982.

CLASS II:
(NOMINATED FOR ELECTION AT THIS TIME)

JAMES L. PAPPAS (53)                                             Trustee                 ---
Dean of College of  Business  Administration  from
1987  to1996 and Lykes  Professor  of Banking  and
Finance since 1986 at University of South Florida,
Tampa, Florida.



                                       2

                                                                                     SHARES OF
                                                                                     BENEFICIAL
                                                            POSITION WITH          INTEREST OWNED
     NAME, AGE AND BUSINESS EXPERIENCE                         THE FUND            AS OF 11/30/96
     ---------------------------------                         --------            --------------

RICHARD K. RIESS* (47)                                           Trustee                 ---
President  from 1995 to present,  Chief  Executive
Officer  from  196  to  present,  Chief  Operating
Officer  from  1988 to 1996,  and  Executive  Vice
President   from  1988  to  1994  of  Eagle  Asset
Management, Inc. ("Eagle").

CLASS III:
(NOT NOMINATED FOR ELECTION AT THIS TIME)

THOMAS A. JAMES* (54)                                        Chairman of the             ---
Chairman  of  the  Board  since  1986,  and  Chief                Board
Executive  Officer since 1969 and  President  from
1972 to  1986 of  Raymond  James  Financial,  Inc.
("RJF");  Chairman of the Board of Raymond James &
Associates, Inc. since 1969; Chairman of the Board
since 1984 and Chief  Executive  Officer from 1994
to 1996 of Eagle.

C. ANDREW GRAHAM (56)                                            Trustee                 ---
Vice  President  of Financial  Designs Ltd.  since
1992;  Executive  Vice  President  of the  Madison
Group, Inc. from 1991 to 1992.

ERIC STATTIN (63)                                                Trustee                 ---
Litigation  consultant/expert  witness and private
investor since 1988.


         *Messrs. James and Riess are "interested persons" of the Fund as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act").

         Each of the above-referenced Trustees also serves as Trustee for Heritage Capital Appreciation Trust, Heritage Cash Trust, Heritage Income Trust, Heritage Income-Growth Trust and Heritage Series Trust (the Fund and these investment companies are collectively referred to herein as the "Heritage Family of Funds"). All Trustees and officers of the Fund as a group own beneficially less than 1% of the shares outstanding on the Record Date. The Board of Trustees met five times during the fiscal year ended October 31, 1996, and each Trustee attended at least 75% of those meetings. The Board has an Audit Committee that reviews and evaluates the audit function and that consists of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act ("Independent Trustees") (currently, Messrs. Burton, Graham, Pappas, Phillips and Stattin). The Audit Committee did not meet formally during the Fund's last fiscal year. However, the Trustees, including the members of the Audit Committee, met twice with the Fund's independent public accountants. The Fund does not have Nominating or Compensation Committees.

         The Fund currently pays each Independent Trustee $1,333.33 annually and $333.33 per quarterly meeting of the Board of Trustees, and each Independent Trustee was paid $166.66 for attending the one Special Meeting held during fiscal year 1996. [PLEASE CONFIRM.] Trustees also are reimbursed for any expenses incurred in attending Board meetings. Because Heritage performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of Heritage receives any compensation from the Fund for acting as a Trustee or officer. The following table shows the compensation earned by each Trustee for the fiscal year ended October 31, 1996. [PLEASE PROVIDE UPDATED NUMBERS FOR TABLE.]


                                                                                              Total
                                                                                           Compensation
                                                                                          From the Fund
                                                       Pension or                            and the
                                     Aggregate         Retirement         Estimated         Heritage
                                   Compensation     Benefits Accrued   Annual Benefits     Family of
        Name of Person,              From the        as Part of the    Upon Retirement     Funds Paid
            Position                   Fund         Fund's Expenses       Retirement       to Trustees
        ---------------            ------------     ----------------   ---------------    --------------

Donald W. Burton, Trustee             $ --                 $0                 $0             $ --

C. Andrew Graham, Trustee             $ --                 $0                 $0             $ --

David M. Phillips, Trustee            $ --                 $0                 $0             $ --

Eric Stattin, Trustee                 $ --                 $0                 $0             $ --

James L. Pappas, Trustee              $ --                 $0                 $0             $ --

Richard K. Riess, Trustee             $  0                 $0                 $0             $  0

Thomas A. James, Trustee              $  0                 $0                 $0             $  0


         The Fund's officers and Trustees, persons owning more than 10% of the Fund's shares of beneficial interest and certain officers of Heritage are required by law to report their transactions in the Fund's shares to the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely on the Fund's review of copies of such reports it has received and upon written representations it has received from these persons, the Fund believes that, during the fiscal year ended October 31, 1996, all filing requirements applicable to such persons were met.

VOTE REQUIRED

         Trustees must be elected by a plurality of the shares present at the Meeting in person or by proxy and entitled to vote thereon.

                              THE BOARD OF TRUSTEES
                       RECOMMENDS THAT YOU VOTE TO REELECT
                MESSRS. PAPPAS AND RIESS AS TRUSTEES OF THE FUND


         PROPOSAL 2: RATIFICATION OF SELECTION OF ACCOUNTANTS

         The Independent Trustees have selected Price Waterhouse LLP as independent public accountants for the Fund for the year ending October 31, 1997. During 1996, the Independent Trustees accepted the resignation of Coopers & Lybrand L.L.P. and appointed Price Waterhouse LLP as the Fund's independent public accountants. Coopers & Lybrand L.L.P.'s reports for the last two years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. No disagreement occurred between Coopers & Lybrand L.L.P. and the Fund during the last two years with respect to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         The Fund's financial statements for the fiscal year ended October 31, 1996 were audited by Price Waterhouse LLP. Price Waterhouse LLP has informed the Fund that it has no material direct or indirect financial interest in the Fund. Representatives of Price Waterhouse LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

VOTE REQUIRED

         The affirmative vote of at least a majority of the shares of the Fund present, in person or by proxy, is required for ratification.

                              THE BOARD OF TRUSTEES
                    RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.


                           HERITAGE AND ITS AFFILIATES

         Heritage serves as the Fund's investment adviser and administrator. Heritage is a Florida corporation organized in 1985 and registered as an investment adviser under the Investment Advisers Act of 1940. Heritage is wholly owned by RJF. Thomas A. James, a Trustee, by virtue of his direct or indirect ownership of RJF, owns beneficially more than 10% of Heritage. The principal address of Heritage, RJF, Thomas A. James and each of Heritage's directors and principal executive officers is 880 Carillon Parkway, St. Petersburg, Florida 33716.

                               EXECUTIVE OFFICERS

         Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. None of the Fund's officers currently receives any compensation from the Fund. All officers as a group own beneficially less than 1% of the shares outstanding on the Record Date. The executive officers of the Fund are:

         STEPHEN G. HILL, age 37, PRESIDENT. Mr. Hill has been a director and the Chief Executive Officer and President of Heritage since 1989 and a director of Eagle since 1996.

         H. PETER WALLACE, age 50, VICE PRESIDENT. Mr. Wallace has been a Senior Vice President and Director of Fixed Income Investments of Heritage since 1993. Mr. Wallace served as Vice President of Mortgage Products of Donaldson, Lufkin & Jenrette from 1990 to 1992.

         DONALD H. GLASSMAN, age 39, TREASURER. Mr. Glassman has been Treasurer of Heritage and Treasurer of Heritage Mutual Funds since 1989.

         CLIFFORD J. ALEXANDER, age 54, SECRETARY. Mr. Alexander is a partner at Kirkpatrick & Lockhart LLP.


                              SHAREHOLDER PROPOSALS

         The Fund holds a meeting of shareholders each year. Any shareholder who wishes to submit proposals to be considered at an annual meeting of the Fund's shareholders should send such proposals to the Fund at 880 Carillon Parkway, St. Petersburg, Florida 33733, so as to be received by the Fund no later than October 31, 1997.

         Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

         Management knows of no other business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.


                                     By Order of the Board of Trustees,


                                     CLIFFORD J. ALEXANDER,
                                     SECRETARY


January 14, 1997


         IT IS IMPORTANT THAT YOU VOTE AND RETURN YOUR PROXY PROMPTLY.

                                                                          PROXY
                                                                          -----
                       HERITAGE U.S.GOVERNMENT INCOME FUND

                ANNUAL MEETING OF SHAREHOLDERS - FEBRARY 28, 1997

The undersigned hereby appoints as proxies Stephen G. Hill, K.C. Clark and Donald H. Glassman, each with the power of substitution, to vote for the undersigned all shares of beneficial interest of the undersigned at the aforementioned meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to indicate authority to vote "FOR" all proposals. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

Please date and sign this proxy and return it in the enclosed postage paid envelope to: 880 Carillon Parkway, St. Petersburg, Florida 33716.

    PLEASE INDICATE YOUR VOTE BY PLACING AN "X" IN THE APPROPRIATE BOX BELOW.

                  THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR"

1.       Election of Class II Trustees:

           James L. Pappas and Richard K. Riess

                  FOR  _______            AGAINST  _______       ABSTAIN  ______

FOR, except vote withheld from the following nominee:



2. Ratification of the selection of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending October 31, 1997.

                  FOR  _______            AGAINST  _______       ABSTAIN  ______

This proxy will not be voted unless it is dated and signed exactly as instructed below.



Date: _____________________         ______________________________________
                                    Signature


                                    ______________________________________
                                    Signature

                                             If shares  are held  jointly,  each
                                             shareholder  named should sign;  if
                                             only one signs,  his signature will
                                             be binding. If the shareholder is a
                                             corporation,  the President or Vice
                                             President  should  sign  in her own
                                             name,   indicating  title.  If  the
                                             shareholder  is  a  partnership,  a
                                             partner  should  sign  in  his  own
                                             name,   indicating  that  he  is  a
                                             "Partner."